UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2011

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 11, 2011, CONSOL Energy Inc. (the “Company”) filed a Form 8-K (the “Original Form 8-K”) reporting, among other matters, in Item 8.01 that on March 10, 2011, Consolidation Coal Company, a subsidiary of the Company and the operator of the Company’s Loveridge #22 mine (the “Loveridge Mine”) located in Marion County, West Virginia, received an imminent danger order from the Mine Safety and Health Administration (“MSHA”) under Section 107(a) of the Mine Act (the “Order”).

The Company is filing this Form 8-K/A to amend Item 8.01 of the Original Form 8-K to provide additional context to the disclosure provided in the Original Form 8-K relating to the Order. Except for the additional information provided below, this Form 8-K/A does not modify or update the disclosures in Item 8.01 of the Original Form 8-K, which is incorporated herein by reference, or any other portion of the Original Form 8-K.

Item 8.01	Other Events.

After further review by MSHA, the Order was vacated on March 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey
Executive Vice President and Chief Legal Officer

Dated: March 17, 2011